UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2014

INTERNATIONAL LEASE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400,
Los Angeles, California 90067
(Address of principal executive offices, including zip code)

(310) 788-1999
(Registrants’ telephone numbers, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indentures with respect to the Reorganization

On May 14, 2014, the purchase of 100 percent of the common stock of International Lease Finance Corporation (“ILFC”) by AerCap U.S. Global Aviation LLC (the “Purchaser”), a wholly owned subsidiary of AerCap Holdings, N.V. (“AerCap”), was completed (such transaction, the “Acquisition”) pursuant to a share purchase agreement, dated as of December 16, 2013, by and among American International Group, Inc. (“AIG”), AIG Capital Corporation, a wholly-owned direct subsidiary of AIG (“AIGCC”), AerCap and the Purchaser.

On May 14, 2014, the Reorganization (as defined below) became effective, pursuant to which, immediately after the Acquisition, ILFC transferred its assets substantially as an entirety to AerCap Global Aviation Trust, a Delaware statutory trust and a wholly-owned subsidiary of AerCap (“AGAT”).  As part of such transfer, AGAT assumed substantially all of ILFC’s liabilities in connection with the transfer (such transactions, collectively referred to as the “Reorganization”).

In anticipation of the Reorganization, as previously disclosed in ILFC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, ILFC and AGAT entered into amendments to certain of ILFC’s debt agreements in order to reflect the Reorganization and to provide substantially the same level of credit support after the effectiveness of the Reorganization as the holders of ILFC debt receive immediately prior to the Reorganization pursuant to such debt agreements.  Under the amendments to the debt agreements for ILFC’s 2011 secured term loan, 2012 secured term loan, 2014 secured term loan, Ex-Im financing, ECA financing, revolving credit facility and AeroTurbine revolving credit facility, AGAT agreed, upon the effectiveness of the Reorganization, to assume the obligations and performance of certain covenants to be performed or observed by ILFC, and AerCap and certain subsidiaries of AerCap agreed, upon the effectiveness of the Reorganization, to guarantee the obligations and the performance of certain covenants to be performed or observed by ILFC. ILFC also agreed to continue to be an obligor under these debt agreements. The amendments to the revolving credit facility also extended maturities, added financial covenants and revised certain other financial and restrictive covenants. These new and revised financial covenants will be measured on a consolidated basis for AerCap and its subsidiaries.  Upon the effectiveness of the Reorganization, the conditions to such amendments were satisfied and the amendments became operative.  These amendments were previously included as exhibits to ILFC’s periodic reports filed with the Securities and Exchange Commission (the “SEC”).

In addition, upon the effectiveness of the Reorganization, AGAT, by the terms of the Indentures (as defined below) governing ILFC’s secured and unsecured bonds, became the successor obligor in respect of the secured and unsecured bonds issued under the Indentures, including the bonds issued and outstanding under ILFC’s shelf registration statements filed with the SEC.  On May 14, 2014, concurrently with the effectiveness of the Reorganization, ILFC and AGAT executed and delivered the Supplemental Indentures (as defined below) to supplement the Indentures.  The Supplemental Indentures have been filed as exhibits to this Current Report on Form 8-K.  As a result of the execution and delivery of the Supplemental Indentures, AGAT assumed the due and punctual payment of the principal of (and premium, if any) and interest on the notes under each Indenture and the performance of every covenant contained in each Indenture on the part of ILFC to be performed or observed by ILFC, and ILFC agreed, jointly and severally with AGAT, to remain obligated for the due and punctual payment of the principal of (and premium, if any) and interest on the notes under each Indenture and to guarantee that all other obligations of AGAT under each Indenture will be promptly performed in accordance with the terms thereof.  Accordingly, as of May 14, 2014, AGAT assumed ILFC’s reporting obligations with the SEC and will be the reporting entity under the Indentures after the effectiveness of the Reorganization and the execution and delivery of the Supplemental Indentures.

The following supplemental indentures were entered into and delivered to the respective trustees on May 14, 2014:

●
the Eleventh Supplemental Indenture, dated as of May 14, 2014 (the “1991 US Bank Supplemental Indenture”), to the Indenture, dated as of November 1, 1991, by and among ILFC, AGAT and U.S. Bank National Association, as trustee, as previously supplemented by the First Supplemental Indenture, dated as of November 1, 2000, the Second Supplemental Indenture, dated as of February 28, 2001, the Third Supplemental Indenture, dated as of September 26, 2001, the Fourth Supplemental Indenture, dated as of November 6, 2002, the Fifth Supplemental Indenture, dated as of December 27, 2002, the Sixth Supplemental Indenture, dated as of June 2, 2003, the Seventh Supplemental Indenture, dated as of October 8, 2004, the Eighth Supplemental Indenture, dated as of October 5, 2005, the Ninth Supplemental Indenture, dated as of October 6, 2006, and the Tenth Supplemental Indenture, dated as of October 9, 2007, (collectively, the “1991 US Bank Indenture”);

●
the Second Supplemental Indenture, dated as of May 14, 2014, (the “2000 BONY Supplemental Indenture”), to the Indenture, dated as of November 1, 2000, by and among ILFC, AGAT and The Bank of New York, as trustee, as previously supplemented by the First Supplemental Indenture, dated as of August 16, 2002, (collectively, the “2000 BONY Indenture”);

●
the Third Supplemental Indenture, dated as of May 14, 2014, (the “2005 DBTCA Supplemental Indenture”), to the Junior Subordinated Indenture, dated as of December 21, 2005, by and among ILFC, AGAT and Deutsche Bank Trust Company Americas, as trustee, as previously supplemented by the First Supplemental Indenture, dated as of July 25, 2013, and the Second Supplemental Indenture, dated as of July 25, 2013, (the “2005 DBTCA Indenture”);

●
the Ninth Supplemental Indenture, dated as of May 14, 2014, (the “2006 DBTCA Supplemental Indenture”), to the Indenture, dated as of August 1, 2006, by and among ILFC, AGAT and Deutsche Bank Trust Company Americas, as trustee, as previously supplemented by the First Supplemental Indenture, dated as of August 20, 2010, the Second Supplemental Indenture, dated as of December 7, 2010, the Third Supplemental Indenture, dated May 24, 2011, the Fourth Supplemental Indenture, dated as of December 22, 2011, the Fifth Supplemental Indenture, dated as of March 19, 2012, the Sixth Supplemental Indenture, dated as of August 21, 2012, the Seventh Supplemental Indenture, dated as of March 11, 2013, and the Eighth Supplemental Indenture, dated as of May 24, 2013, (the “2006 DBTCA Indenture”);

●
the First Supplemental Indenture, dated as of May 14, 2014, (the “2010 Mellon Supplemental Indenture”), to the Indenture, dated as of August 11, 2010, by and among ILFC, AGAT, the guarantors party thereto and The Bank of Mellon Trust Company, N.A., as trustee (the “2010 Mellon Indenture”); and

●
the First Supplemental Indenture, dated as of May 14, 2014, (the “2010 Wilmington Supplemental Indenture” and, together with the 1991 US Bank Supplemental Indenture, the 2000 BONY Supplemental Indenture, the 2005 DBTCA Supplemental Indenture, the 2006 DBTCA Supplemental Indenture and the 2010 Mellon Supplemental Indenture, the “Supplemental Indentures”), to the Indenture, dated as of March 22, 2010, by and among ILFC, AGAT, Deutsche Bank Trust Company Americas, as paying agent, security registrar and authentication agent and Wilmington Trust FSB, as trustee (the “2010 Wilmington Indenture” and, together with the 1991 US Bank Indenture, the 2000 BONY Indenture, 2005 DBTCA Indenture, the 2006 DBTCA Indenture and the 2010 Mellon Indenture, the “Indentures”).

The foregoing descriptions of the amendments to the debt agreements and the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the full text of the amendments and the Supplemental Indentures.  The amendments were previously included as exhibits to ILFC’s periodic reports filed with the SEC.  A copy of the 1991 US Bank Supplemental Indenture, the 2000 BONY Supplemental Indenture, the 2005 DBTCA Supplemental Indenture, the 2006 DBTCA Supplemental Indenture, the 2010 Mellon Supplemental Indenture and the 2010 Wilmington Supplemental Indenture are included in this Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, and each is incorporated herein by reference.

The information set forth below under Item 2.03 with respect to the Notes (as defined below), the guarantees of the Notes by ILFC, the indenture governing the Notes, and the Guarantee Assumption Agreements (as defined below) by ILFC with respect to certain debt of AerCap and certain of its subsidiaries is hereby incorporated by reference in its entirety in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Indenture with respect to Notes issued by AGAT and AerCap Ireland Capital Limited

On May 14, 2014, AGAT and AerCap Ireland Capital Limited (together, the “Issuers”), each a wholly-owned subsidiary of AerCap, issued $2.6 billion aggregate principal amount of senior notes, consisting of $400 million aggregate principal amount of 2.75% senior notes due 2017 (the “2017 Notes”), $1.1 billion aggregate principal amount of 3.75% senior notes due 2019 (the “2019 Notes”) and $1.1 billion aggregate principal amount of 4.50% senior notes due 2021 (the “2021 Notes” and, together with the 2017 Notes and the 2019 Notes, the “Notes”) in a private placement (the “Offering”).  The Notes are fully and unconditionally guaranteed on a senior unsecured basis by AerCap and certain other subsidiaries of AerCap, including ILFC.

The Issuers used the net proceeds from the Offering to finance part of the consideration payable in connection with the Acquisition.

The Notes and the related guarantees were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the laws of any other jurisdiction. The Notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

The indenture governing the Notes contains covenants that, among other things, limit the ability of the Issuers, AerCap and AerCap’s restricted subsidiaries, including ILFC, to (i) incur liens on assets, subject to certain exceptions, including the ability to incur additional liens to secure indebtedness for borrowed money in an amount not to exceed 12.5% of AerCap’s consolidated net tangible assets; (ii) declare or pay dividends or acquire or retire shares of AerCap’s capital stock during the pendency of certain events of default; (iii) designate, except in compliance with certain terms, restricted subsidiaries as unrestricted subsidiaries or designate unrestricted subsidiaries as restricted subsidiaries; (iv) make investments in or transfer assets to unrestricted subsidiaries during the pendency of a default or event of default; and (v) consolidate, merge or sell or otherwise dispose of all or substantially all of AerCap’s assets.

ILFC Guarantees with respect to AerCap and AGAT Debt

On May 14, 2014, ILFC entered into guarantee assumption agreements (the “Guarantee Assumption Agreements”) with (i)  AGAT, AerCap U.S. Global Aviation LLC (“AGAL”), and AIG in connection with a $1,000,000,000 Five-Year Revolving Credit Agreement, dated as of December 16, 2013, (as amended, restated, supplemented or modified from time to time, the “AIG Revolver”) by and among AerCap, AerCap Ireland Capital Limited, as borrower, the subsidiary guarantors party thereto and AIG, as lender and administrative agent and (ii) AGAT, AGAL and Citibank, N.A. in connection with an Amended and Restated Revolving Credit Agreement, dated as of March 11, 2014, (as amended, restated, supplemented or modified from time to time, the “A&R Citi Revolver”, and together with the AIG Revolver , the “Credit Agreements”) by and among AerCap, AerCap Ireland Capital Limited, as borrower, the subsidiary guarantors party thereto, the lenders party thereto and Citibank, N.A., as administrative agent.  Pursuant to the Guarantee Assumption Agreements, ILFC will guarantee all present and future obligations and indebtedness of the applicable borrowers under each of the Credit Agreements.

Further, on May 14, 2014, ILFC executed guarantees to guarantee the Notes issued by the Issuers and all obligations under the Indentures pursuant to which the Notes were issued on a senior unsecured basis.

Certain of the initial purchasers of the Notes and lenders party to the Credit Agreements, as well as certain of their respective affiliates, have provided, and may in the future provide, various commercial banking, investment banking, underwriting and other financial services, including financial advisory services, for ILFC, AGAT, AerCap and AerCap Ireland Capital Limited, for which they have received, and will receive, customary fees and expenses.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2014, ILFC, pursuant to the authorization of its board of directors, provided written notice to the NYSE that it intends to delist its 5.875% Notes due August 15, 2022 (the “2022 Notes”) from The New York Stock Exchange (the “NYSE”).  In connection with the consummation of the Acquisition, AerCap has provided a guarantee of the 2022 Notes and other debt securities that ILFC has issued pursuant to effective registration statements filed with the Securities and Exchange Commission (collectively, the “Debt Securities”).  AerCap’s ordinary shares are listed on the NYSE and, as a result of AerCap’s guarantee of the Debt Securities, ILFC no longer needs to list any series of its Debt Securities on the NYSE or on another U.S. national exchange in order for the Debt Securities to be considered “covered securities” under Section 18 of the Securities Act of 1933, as amended. ILFC intends to file a Form 25 with the U.S. Securities and Exchange Commission (“SEC”) on or about May 27, 2014 to effect the delisting. Accordingly, ILFC anticipates that its 2022 Notes will be delisted from the NYSE on or about June 6, 2014.  As of May 14, 2014, ILFC is exempt from the SEC’s reporting requirements pursuant to Rule 12h-5 promulgated under the Securities Exchange Act of 1934, as amended, as a result of AerCap’s guarantee of the Debt Securities in connection with the Reorganization.

AGAT has applied to admit the Debt Securities to the Official List of the Irish Stock Exchange and to trading on the Global Exchange Market of the Irish Stock Exchange.

Item 5.01 Changes in Control of Registrant.

As previously disclosed in ILFC’s Current Report on Form 8-K filed on December 16, 2013 and as disclosed under Item 1.01 above, the Purchaser, AIG, AIGCC, and AerCap entered into the Share Purchase Agreement to effect the Acquisition.  The Acquisition was consummated on May 14, 2014 and 100 percent of ILFC’s common stock was sold by AIGCC, a wholly owned subsidiary of AIG, to Purchaser, a wholly owned subsidiary of AerCap, for consideration consisting of $3.0 billion of cash, a portion of which was funded by a special distribution of $600.0 million paid by ILFC to AIG upon consummation of the Acquisition, and approximately 97.6 million newly-issued AerCap common shares. In connection with the consummation of the Acquisition, AIG acquired approximately 46% of the common stock of AerCap on May 14, 2014.

Item 7.01 Regulation FD Disclosure.

On May 14, 2014, AerCap issued a press release relating to the consummation of the Acquisition.  On the same date, ILFC issued a press release announcing that it had provided written notice to the NYSE that it intends to delist the 2022 Notes from the NYSE.  A copy of each press release is furnished as Exhibit 99.1 and 99.2 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of ILFC or AGAT, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Eleventh Supplemental Indenture, dated as of May 14, 2014, to the Indenture, dated as of November 1, 1991, by and among ILFC, AGAT and U.S. Bank National Association, as trustee, as previously supplemented by the First Supplemental Indenture, dated as of November 1, 2000, the Second Supplemental Indenture, dated as of February 28, 2001, the Third Supplemental Indenture, dated September 26, 2001, the Fourth Supplemental Indenture, dated as of November 6, 2002, the Fifth Supplemental Indenture, dated as of December 27, 2002, the Sixth Supplemental Indenture, dated as of June 2, 2003, the Seventh Supplemental Indenture, dated as of October 8, 2004, the Eighth Supplemental Indenture, dated as of October 5, 2005, the Ninth Supplemental Indenture, dated as of October 6, 2006, and the Tenth Supplemental Indenture, dated as of October 9, 2007

4.2
Second Supplemental Indenture, dated as of May 14, 2014, to the Indenture, dated as of November 1, 2000, by and among ILFC, AGAT and The Bank of New York, as trustee, as previously supplemented by the First Supplemental Indenture, dated as of August 16, 2002,

4.3
Third Supplemental Indenture, dated as of May 14, 2014, to the Junior Subordinated Indenture, dated as of December 21, 2005, by and among ILFC, AGAT and Deutsche Bank Trust Company Americas, as trustee, as previously supplemented by the First Supplemental Indenture, dated as of July 25, 2013, and the Second Supplemental Indenture, dated as of July 25, 2013,

4.4
Ninth Supplemental Indenture, dated as of May 14, 2014, to the Indenture, dated as of August 1, 2006, by and among ILFC, AGAT and Deutsche Bank Trust Company Americas, as trustee, as previously supplemented by the First Supplemental Indenture, dated as of August 20, 2010, the Second Supplemental Indenture, dated as of December 7, 2010, the Third Supplemental Indenture, dated May 24, 2011, the Fourth Supplemental Indenture, dated as of December 22, 2011, the Fifth Supplemental Indenture, dated as of March 19, 2012, the Sixth Supplemental Indenture, dated as of August 21, 2012, the Seventh Supplemental Indenture, dated as of March 11, 2013, and the Eighth Supplemental Indenture, dated as of May 24, 2013,

4.5
First Supplemental Indenture, dated as of May 14, 2014, to the Indenture, dated as of August 11, 2010, by and among ILFC, AGAT, the guarantors party thereto and The Bank of Mellon Trust Company, N.A., as trustee

4.6
First Supplemental Indenture, dated as of May 14, 2014, to the Indenture, dated as of March 22, 2010, by and among ILFC, AGAT, Deutsche Bank Trust Company Americas, as paying agent, security registrar and authentication agent and Wilmington Trust FSB, as trustee

99.1	Press release issued by AerCap on May 14, 2014 announcing closing of Acquisition

99.2	Press release issued by ILFC announcing delisting of 2022 Notes from New York Stock Exchange

Forward-Looking Statements.  This Current Report on Form 8-K and the press releases furnished pursuant to Regulation FD contain statements that constitute forward-looking statements which can be identified by the use of words, such as “expects,” “intends” and similar expressions that do not relate to historical matters. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of ILFC or AGAT to vary materially from those anticipated, expected or projected, such as the establishment of AGAT’s tax residency in Ireland and the ability of ILFC to delist the 2022 Notes. Additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements, please refer to “Risk Factors” in ILFC’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 5, 2014 and ILFC’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 2, 2014 and any risk factors contained in subsequent current, quarterly and annual reports ILFC or AGAT files with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

	By:	/s/ Wouter Marinus den Dikken
Name: Wouter Marinus den Dikken
Title: Chief Executive Officer

DATED: May 14, 2014